Exhibit 10.1

Execution Version

Subject to the Confidentiality Provisions Set Forth in the Credit Agreement

Consent Letter

Effective Date: October 8, 2021

Automile Holdings, LLC,

Borrower Representative

425 Providence Highway

Westwood, MA 02090

Attn: Todd R. Skelton, Chief Executive Officer

Re:

Amended and Restated Credit Agreement dated as of October 4, 2017, as amended (as so amended, “Credit Agreement”) among Automile Holdings, LLC and the other undersigned Borrowers (collectively, “Borrowers”), GPB Prime Holdings, LLC (“GPB Prime”), Automile Parent Holdings, LLC (“Automile Parent Holdings,” and together with the Borrowers, collectively, the “Loan Parties”), Manufacturers and Traders Trust Company, as Administrative Agent (the “Administrative Agent”), and the “Lenders” that are parties thereto.

Dear Mr. Skelton:

Automile Holdings, Inc., as Borrower Representative on behalf of all of the Loan Parties, has requested from the Lenders the consent set forth below.  This letter is issued in connection with the Credit Agreement, including, without limitation, the Eleventh Amendment thereto, Effective Date June 23, 2021 (“Eleventh Amendment”).  All capitalized terms used in this Consent Letter without definition shall have the meanings given such terms in the Credit Agreement.

In connection with settlement of the Rosenberg Obligations and with respect to Section 6.07 (“Restricted Payments”) of the Credit Agreement, the Borrower Representative hereby requests the consent of the Lenders to the following (collectively, the “Distribution Dollar Amount Adjustments”):  (i) that the Dollar amount presently referenced in clause (d) of Section 6.07 as “$15,000,000” be hereby reduced to “$10,000,000” and (ii) that the Dollar amount referenced in clause (e) of Section 6.07 and set forth on Schedule 6.07(e) to the Eleventh Amendment be hereby increased from such Dollar amount to the Dollar amount set forth on Schedule 6.07(e) attached hereto.

By signing below and to induce the Lenders to execute and deliver this Consent Letter, the Borrower Representative and each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) as of the date of this Consent Letter, no Defaults or Events of Default have occurred and are continuing under the Credit Agreement; (b) the Credit Documents are the valid and binding obligation of each of them that is a signatory thereto; (c) the Credit Documents are enforceable in accordance with all stated terms; (d) none of them has any defenses, claims of offset, or counterclaims against enforcement of the Credit Documents in accordance with all stated terms; (e) all representations and warranties set forth in the Eleventh Amendment are true, complete, and correct in all respects, giving effect to the amendments set forth in paragraph 2 below; (f) the Loan Parties have determined that giving effect to the Distribution Dollar Amount Adjustments is in the best interests of the Loan Parties; and (g) this Consent Letter and all matters set forth herein have been approved by the Monitor.

1.Consent.  Each of the undersigned Lenders hereby grants its consent to the Distribution Dollar Amount Adjustments, and Sections 6.07(d) and (e) are hereby amended to give effect to the Distribution Dollar Amount Adjustments.

2.Amended Terms.  In connection with the consent and the Distribution Dollar Amount Adjustments, certain terms and schedules are hereby amended as set forth below:

(a)	“Rosenberg Litigation” shall include, without limitation, as item “(iii)” of such definition, that certain that certain civil action commenced pursuant to the Verified Complaint (civil

Automile Holdings, LLC

Borrower Representative

October 8 2021

action no. 655467/2021) filed in the Supreme Court of the State of New York, County of New York, on September 13, 2021 by David Rosenberg, The Rosenberg Family Nominee Trust, and the Rosenberg Family Nominee Trust/Sawdran as Plaintiffs against GPB Capital Holdings, LLC Robert Chmiel, Todd Skelton, GPB Prime Holdings, LLC, Automile Parent Holdings, LLC, Jefferies LLC, Clifton Larson Allen LLP f/k/a Blum, Shapiro & Company, P.C., and M&T Bank Corporation.

(b)

     Schedule 6.05 attached to the Eleventh Amendment and referenced in Section 6.05 of the Eleventh Amendment, is hereby replaced in its entirety with Schedule 6.05 attached hereto. The representations and warranties set forth in Section 6.05 of the Eleventh Amendment are hereby ratified and confirmed in all respects by the Loan Parties, as so amended.

(c)	Schedule 6.07(e) to the Credit Agreement is hereby replaced in its entirety with Schedule 6.07(e) attached hereto.

(d)	To correct a typographical error and for clarity, the term “Eleventh Amendment Effective Date” set forth in the Eleventh Amendment means June 23, 2021, rather than June 22, 2021.

3.Confirmation of Conditions Precedent.  Notwithstanding the Distribution Dollar Amount Adjustments and the consent set forth in paragraph 1 above, all of the Specified Distribution Conditions Precedent shall remain in full force and effect and, for the avoidance of doubt, shall apply with respect to any and all Restricted Payments made pursuant to Sections 6.07(d) and (e), upon giving effect to the Distribution Dollar Amount Adjustments and this Consent Letter.  For the avoidance of doubt, (x) the consent of the Monitor shall be required with respect to the Rosenberg Settlement Agreement and (y) no distributions shall be made under Section 6.07 of the Credit Agreement, unless all respective conditions precedent thereto set forth in the Credit Documents are satisfied.

4.Limitations.  Except to the extent of the consent expressly provided in paragraph 1 herein, nothing herein shall constitute a consent to, or waiver by the Lenders of, any term, covenant, condition, or provision of the Credit Agreement or any of the other Credit Documents.  Except to the extent of the Distribution Dollar Amount Adjustments and the amended terms set forth in paragraph 2 above, all of the terms, covenants, conditions, and provisions set forth in the Credit Agreement, the Eleventh Amendment, and all other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Loan Parties.  The consents and amendments provided herein shall not constitute a course of dealing.  Nothing contained herein shall be construed as a novation or refinancing of any of the “Obligations,” as such term is defined in the Credit Agreement.  Upon full execution and delivery hereof, this Consent Letter shall be come one of the Credit Documents.

5.Reimbursement of Administrative Agent’s Expenses.  The Borrower Representative agrees to reimburse to the Administrative Agent promptly upon receipt of an invoice therefor, all Credit Party Expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Consent Letter, and all other expenses incurred by the Administrative Agent as of that date in connection with the consummation of the transactions and matters described herein

6.Counterparts And Delivery.  This Consent Letter may be executed and delivered in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Consent Letter electronically or via facsimile shall be just as effective as the delivery of a manually executed counterpart of this Consent Letter.  Further, each person executing this Consent Letter agrees that the electronic signatures, whether pdf, scanned, digital, encrypted, captured or otherwise attached or imposed hereto, are intended to authenticate this Consent Letter and to have the same force and effect of manual signatures.  By signing below, each person, in their individual capacity, executing this Consent Letter on behalf of a Loan Party represents and warrants to and covenants to the Credit Parties that said signer is executing this Consent Letter on behalf of such Loan Party in the stated capacity and is duly authorized and empowered to do so and to bind such Loan Party to the terms hereof.

Automile Holdings, LLC

Borrower Representative

October 8 2021

7.RELEASE.  IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS CONSENT LETTER AND GRANT THEIR CONSENT, EACH OF THE LOAN PARTIES FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS), ARISING OUT OF A COMMISSION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS EXISTING OR OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH ANY OF THE LOAN PARTIES, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY SUCH CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE CREDIT DOCUMENTS, THIS CONSENT LETTER OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL SUCH CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

8.Choice Of Law; Consent To Jurisdiction; Agreement As To Venue.  This Consent shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the Governing State.  Each of the parties hereto confirms the provisions set forth in Sections 10.21 (Jurisdiction), 10.22 (Venue), 10.23 (Service of Process) of the Credit Agreement, each of which are incorporated herein by reference and applicable to this Consent Letter.

9.Waiver of Jury Trial.  All parties to this Consent Letter waive the right to a trial by jury in any action brought to enforce or construe this Consent Letter or which otherwise arises out of or relates to this Consent Letter or the transactions contemplated herein.

[Signatures Begin On The Following Page]

Automile Holdings, LLC

Borrower Representative

October 8 2021

Please indicate your consent by executing and returning this Consent Letter as soon as possible to the Administrative Agent.

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
In Its Capacity As Administrative Agent

By:	/s/ John E. Brissette
Name:	John E. Brissette
Title:	Vice President

[Signature Page to Consent Letter]

READ, ACKNOWLEDGED AND AGREED BY THE UNDERSIGNED, as of the Effective Date first above written:

BORROWER REPRESENTATIVE:

AUTOMILE HOLDINGS, LLC,
A Delaware limited liability company

By:	/s/ Todd R. Skelton
Todd R. Skelton,
Chief Executive Officer

GPB PRIME:

GPB PRIME HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Todd R. Skelton
Todd R. Skelton,
Chief Executive Officer

PARENT HOLDINGS GUARANTOR:

AUTOMILE PARENT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Todd R. Skelton
Todd R. Skelton,
Chief Executive Officer

[Signature Page to Consent Letter]

READ, ACKNOWLEDGED AND AGREED BY THE UNDERSIGNED, as of the Effective Date first above written:

BORROWERS:

AMR AUTO HOLDINGS – PA, LLC,

AMR AUTO HOLDINGS – VH, LLC,

SACO AUTO HOLDINGS – VW, LLC,

HANOVER AUTOMOTIVE HOLDINGS,

LLC,

AMR AUTO HOLDINGS – SM, LLC,

AMR AUTO HOLDINGS – VWN, LLC,

Each a Delaware limited liability company

By: /s/ Kevin P. Westfall

Kevin P. Westfall,

Interim CEO

AMR REAL ESTATE HOLDINGS, LLC,

A Delaware limited liability company

By: /s/ Todd R. Skelton

Todd R. Skelton,

Chief Executive Officer

AUTOMILE TY HOLDINGS, LLC,

AMR AUTO HOLDINGS – LN, LLC,

LUPO LLC,

AMR AUTO HOLDINGS – BG, LLC,

AMR AUTO HOLDINGS – NC, LLC,

AMR AUTO HOLDINGS – MW, LLC,

AMR AUTO HOLDINGS – AC, LLC,

AMR AUTO HOLDINGS – HN, LLC,

AMR AUTO HOLDINGS – MH, LLC,

AMR AUTO HOLDINGS – FA, LLC,

AMR AUTO HOLDINGS – MM, LLC,

SACO AUTO HOLDINGS – FLMM, LLC,

SACO AUTO HOLDINGS – HN, LLC,

SAWDRAN, LLC,

AMR AUTO HOLDINGS – PO, LLC,

AMR AUTO HOLDINGS – LC, LLC,

AMR AUTO HOLDINGS – JS, LLC,

AMR AUTO HOLDINGS – MINR, LLC,

AMR AUTO HOLDINGS – LH, LLC,

AMR AUTO HOLDINGS – MN, LLC,

AMR AUTO HOLDINGS – BN, LLC,

AMR AUTO HOLDINGS – BR, LLC,

AMR AUTO HOLDINGS – HNR, LLC,

Each a Delaware limited liability company

By: /s/Todd R. Skelton

Todd R. Skelton,

Chief Executive Officer

AUTOMILE HOLDINGS, LLC,

A Delaware limited liability company

By: /s/ Todd R. Skelton

Todd R. Skelton,
Chief Executive Officer

[Signature Page to Consent Letter]

CONSENTED TO AND AGREED BY THE UNDERSIGNED LENDER, as of the Effective Date first above written:

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
In Its Capacity As A Lender

By:	/a. John E. Brissette
Name:	John E. Brissette
Title:	Vice President

[Signature Page to Consent Letter]

CONSENTED TO AND AGREED BY THE UNDERSIGNED LENDER, as of the Effective Date first above written:

TRUIST BANK,
In Its Capacity As A Lender

By:	/s/ Andrew C. Carter
Name:	Andrew C. Carter
Title:	Senior Vice President

[Signature Page to Consent Letter]

CONSENTED TO AND AGREED BY THE UNDERSIGNED LENDER, as of the Effective Date first above written:

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
In Its Capacity As A Lender

By:	/s/ Richard A. Beagle
Name:	Richard A. Beagle
Title:	Regional Dealer Credit Manager

[Signature Page to Consent Letter]

CONSENTED TO AND AGREED BY THE UNDERSIGNED LENDER, as of the Effective Date first above written:

TOYOTA MOTOR CREDIT CORPORATION,
In Its Capacity As A Lender

By:	/s/ Gerald Jules
Name:	Gerald Jules
Title:	National Manager, National Accounts

[Signature Page to Consent Letter]

CONSENTED TO AND AGREED BY THE UNDERSIGNED LENDER, as of the Effective Date first above written:

NYCB SPECIALTY FINANCE COMPANY, LLC,
A wholly owned subsidiary of New York Community Bank
In Its Capacity As A Lender

By:	/s/ Mark C. Mazmanian
Name:	Mark C. Mazmanian
Title:	First Senior Vice President

[Signature Page to Consent Letter]

CONSENTED TO AND AGREED BY THE UNDERSIGNED LENDER, as of the Effective Date first above written:

KEY BANK NATIONAL ASSOCIATION,
In Its Capacity As A Lender

By:	/s/ Andrew Scott
Name:	Andrew Scott
Title:	SVP

[Signature Page to Consent Letter]

CONSENTED TO AND AGREED BY THE UNDERSIGNED LENDER, as of the Effective Date first above written:

TD BANK, N.A.,
In Its Capacity As A Lender

By:	/s/ Katherine Brunelle
Name:	Katherine Brunelle
Title:	VP

[Signature Page to Consent Letter]

CONSENTED TO AND AGREED BY THE UNDERSIGNED LENDER, as of the Effective Date first above written:

VW CREDIT, INC.,
In Its Capacity As A Lender

By:	/s/ William J. Zozokos
Name:	William J. Zozokos
Title:	SMCC

[Signature Page to Consent Letter]

Schedule 6.05

Rosenberg Claims

Matter	Action Type	Commencement

David Rosenberg; The Rosenberg Family Nominee Trust; and the Rosenberg Family Nominee Trust/Sawdran, Plaintiffs, v. GPB Prime Holdings, LLC and Automile Parent Holdings, LLC., Defendants, Norfolk, Massachusetts Superior Court Civil Action No: 1982-CV-0925

	Civil Action	7/19/19; Amended 11/26/19
David Rosenberg, Claimant, v. Automile Holdings, LLC, Respondent, JAMS Boston, JAMS Arbitration, Case No. 1400018385	Arbitration proceeding for disputes under Rosenberg employment agreement.	Amended Demand for Arbitration filed 6/8/2020

Verified Complaint (civil action no. 655467/2021) filed in the Supreme Court of the State of New York, County of New York, on September 13, 2021 by David Rosenberg, The Rosenberg Family Nominee Trust, and the Rosenberg Family Nominee Trust/Sawdran as Plaintiffs against GPB Capital Holdings, LLC Robert Chmiel, Todd Skelton, GPB Prime Holdings, LLC, Automile Parent Holdings, LLC, Jefferies LLC, Clifton Larson Allen LLP f/k/a Blum, Shapiro & Company, P.C., and M&T Bank Corporation

	Civil Action	Filed 09/13/2021

Schedule 6.07(e)

Rosenberg Settlement Agreement Payment Limit

$30,000,000